Exhibit 10.1

AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of March 30, 2007, by and among ERP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), the BANKS listed on the signature pages hereof, BANK OF AMERICA, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and SUNTRUST BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, WELLS FARGO BANK, N.A., LASALLE BANK NATIONAL ASSOCIATION, THE ROYAL BANK OF SCOTLAND plc, and U.S. BANK NATIONAL ASSOCIATION, as Documentation Agents.

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent and the Banks have entered into the Revolving Credit Agreement dated as of February 28, 2007 (the “Credit Agreement”); and

WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.                             Definitions.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.                             Non-Stabilized Property Value.  The definition of “Non-Stabilized Property Value” is hereby deleted and the following substituted therefor:

“‘Non-Stabilized Property Value’ means, the sum of (i) the aggregate Acquisition Property Value,  (ii)  the aggregate Construction Property Value, (iii) the aggregate Redevelopment Property Value, (iv) the aggregate Condo Property Value, (v) the aggregate value of any Acquisition Property that was classified as a “Non-Stabilized Property” as of September 30, 2006 pursuant to the Existing Revolving Credit Agreement, valued for a period of six fiscal quarters at the greater of (1) the  Property EBITDA divided by FMV Cap Rate (or Borrower’s Share thereof with respect to any such Non-Stabilized Property owned by a Consolidated Subsidiary or an Investment Affiliate), and (2) undepreciated book value (cost basis plus improvements) (or Borrower’s Share thereof with respect to any such Non-Stabilized Property owned by a Consolidated Subsidiary or an Investment Affiliate) and thereafter shall be valued as a Stabilized Property, and (vi) with respect to Raw Land or any other Non-Stabilized Property (other than the Non-Stabilized Properties described under clauses (i) through (v)), the aggregate undepreciated book value (cost basis plus improvements), determined in accordance with GAAP of such Non-Stabilized Property (or Borrower’s Share thereof with respect to any Non-Stabilized Property owned by a Consolidated Subsidiary or an Investment Affiliate). All such Acquisition Properties described under clause (v) shall be valued as a Stabilized Property following the sixth full fiscal quarter after the date of this Agreement.”

3.                             Effective Date.  This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and the Required Banks (the date of such receipt being deemed the “Effective Date”).

4.                             Representations and Warranties.  Borrower hereby represents and warrants that as of the Effective Date, all the representations and warranties set forth in the Credit Agreement, as amended hereby (other than representations and warranties which expressly speak as of a different date), are true and complete in all material respects.

5.                             Entire Agreement.  This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

6.                             Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of Illinois.

7.                             Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

8.                             Headings, Etc.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

9.                             No Further Modifications.  Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership

By:	Equity Residential, a Maryland real estate investment trust and its sole general partner

	By:	/s/ Donna Brandin
Name: Donna Brandin
Title: EVP – Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent and a Bank

By:	/s/ Mark Mokelke
Name: Mark Mokelke
Title: Vice President

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JPMORGAN CHASE BANK, N.A., as Syndication Agent and as a Bank

By:	/s/ Marc E. Costantino
Name: Marc E. Costantino
Title: Executive Director

SUNTRUST BANK, as Documentation Agent
and as a Bank

By:	/s/ Nancy B. Richards
Name: Nancy B. Richards
Title: Senior Vice President

WELLS FARGO BANK, N.A., as
Documentation Agent and as a Bank

By:	/s/ Scott S. Solis
Name: Scott S. Solis
Title: Senior Vice President

EUROHYPO AG, NEW YORK BRANCH, as
Managing Agent and as a Bank

By:	/s/ Mark A. Fisher
Name: Mark A. Fisher
Title: Director

By:	/s/ John Hayes
Name: John Hayes
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as
Documentation Agent and as a Bank

By:	/s/ Renee Lewis
Name: Renee Lewis
Title: Vice President

THE ROYAL BANK OF SCOTLAND plc, as
Documentation Agent and as a Bank

By:	/s/ Neil Crawford
Name: Neil Crawford
Title: Managing Director

CITICORP NORTH AMERICA INC., as Senior
Managing Agent and as a Bank

By:	/s/ Malav Kakad
Name: Malav Kakad
Title: Vice President

DEUTSCHE BANK AG, NEW YORK
BRANCH, as Senior Managing Agent and as a
Bank

By:	/s/ Steven P. Lapham
Name: Steven P. Lapham
Title: Managing Director

By:	/s/ Joanna Soliman
Name: Joanna Soliman
Title: Assistant Vice President

LEHMAN COMMERCIAL PAPER INC., as
Senior Managing Agent and as a Bank

By:	/s/ Janine M. Shugan
Name: Janine M. Shugan
Title: Authorized Signatory

MERRILL LYNCH BANK USA, as Senior
Managing Agent and as a Bank

By:	/s/ Louis Alder
Name: Louis Alder
Title: Director

MORGAN STANLEY BANK, as Senior
Managing Agent and as a Bank

By:	/s/ Daniel Twenge
Name: Daniel Twenge
	Title:	Authorized Signatory
Morgan Stanley Bank

THE BANK OF TOKYO - MITSUBISHI UFJ,
LTD., as Co-Agent and as a Bank

By:	/s/ James T. Taylor
Name: James T. Taylor
Title: Vice President

THE BANK OF NEW YORK, as Co-Agent and
as a Bank

By:	/s/ Scott Detraglia
Name: Scott Detraglia
Title: Vice President

COMERICA BANK, as Co-Agent and as a Bank

By:	/s/ Leslie A. Vogel
Name: Leslie A. Vogel
Title: Vice President

MEGA INTERNATIONAL COMMERCIAL
BANK CO., LTD., NEW YORK BRANCH, as a
Bank

By:	/s/ Tsang-Pei Hsu
Name: Tsang-Pei Hsu
Title: VP & Deputy General Manager

THE NORTHERN TRUST COMPANY, as a
Bank

By:	/s/ Kate M. Spadoni
Name: Kate M. Spadoni
Title: Second Vice President

PEOPLE’S BANK, as a Bank

By:	/s/ Anne Kuchinski
Name: Anne Kuchinski
Title: Vice President

SUMITOMO MITSUI BANKING
CORPORATION, as a Bank

By:	/s/ William M. Ginn
Name: William M. Ginn
Title: General Manager

FIRST HORIZON BANK, A DIVISION OF
FIRST TENNESSEE BANK, NA, as a Bank

By:	/s/ Kenneth W. Rub
Name: Kenneth W. Rub
Title: Vice President

BANK OF CHINA, NEW YORK BRANCH, as
a Bank

By:	/s/ William W. Smith
Name: William W. Smith
Title: Deputy General Manager

BANK OF CHINA, LOS ANGELES BRANCH,
as a Bank

By:	/s/ Xiao Wang
Name: Xiao Wang
	Title:	Branch Manager &
First Vice President